                                                                 EXHIBIT - 10.20



                         WALLACE COMPUTER SERVICES, INC.

                                  BENEFIT TRUST


                         WALLACE COMPUTER SERVICES, INC.

                                  BENEFIT TRUST

                                TABLE OF CONTENTS


                                                                             Page
                                                                             ----
ARTICLE I - TRUST, TRUSTEE AND TRUST FUND                                       2

                  Section 1.1.  Trust                                           2
                  Section 1.2.  Trustee                                         2
                  Section 1.3.  Trust Fund                                      2
                  Section 1.4.  Irrevocability of Trust                         2
                  Section 1.5.  Delivery of Funds                               2
                  Section 1.6.  The Plans                                       3
                  Section 1.7.  Subtrusts                                       3

ARTICLE II - AUTHORIZED COMPANY REPRESENTATIVES                                 4

ARTICLE III - MATERIAL CHANGE                                                   5

                  Section 3.1.  Definition of Material Change                   5
                  Section 3.2.  Notification by Company                         5

ARTICLE IV - RETURNS AND DISTRIBUTIONS FROM THE FUND                            6

                  Section 4.1.  Return of Trust Assets to the Company           6
                  Section 4.2.  Distributions to Beneficiaries                  8
                  Section 4.3.  Non-Duplication of Benefits                     9
                  Section 4.4.  Withholding of Taxes                            9
                  Section 4.5.  Interests Nonassignable                         10

ARTICLE V - INVESTMENT OF FUND                                                  10

ARTICLE VI - POWERS AND RIGHTS OF TRUSTEE                                       10

                  Section 6.1.  Trustee's Powers                                10
                  Section 6.2.  Advice of Counsel                               11
                  Section 6.3.  Indemnification of Trustee                      11
                  Section 6.4.  Compensation and Expenses                       11

ARTICLE VII - ACCOUNTS AND REPORTS OF THE TRUSTEE                               11

                  Section 7.1.  Records and Accounts of the Trustee             11

                  Section 7.2.  Cash Basis of Accounts                          12
                  Section 7.3.  Fiscal Year                                     12
                  Section 7.4.  Annual Report                                   12
                  Section 7.5.  Approval of Reports                             12

ARTICLE VIII - REMOVAL, RESIGNATION AND SUCCESSION OF THE TRUSTEE               13

                  Section 8.1.  Removal                                         13
                  Section 8.2.  Resignation                                     13
                  Section 8.3.  Appointment, Qualifications and Powers of
                                    Successor Trustee                           13
                  Section 8.4.  Changes in Organization of Corporate Trustee    13

ARTICLE IX - AMENDMENT OR TERMINATION                                           14

                  Section 9.1.  Authority to Amend or Terminate                 14
                  Section 9.2   Method of Making Amendment                      14
                  Section 9.3.  Termination of Trust                            14

ARTICLE X - MISCELLANEOUS                                                       14

                  Section 10.1.  Protection of Persons Dealing with Trustee     14
                  Section 10.2.  Tax Status of Trust                            15
                  Section 10.3.  No Interest in Company Given by Trust          15
                  Section 10.4.  Gender and Plurals                             15
                  Section 10.5.  Governing Law                                  15

ARTICLE XI - EXECUTION                                                          16



                         WALLACE COMPUTER SERVICES, INC.

                                 BENEFIT TRUST


                  This TRUST AGREEMENT (the "Agreement") is made between Wallace Computer Services, Inc., a Delaware corporation (the "Company"), and The Northern Trust Company as Trustee (the "Trustee").

                  WHEREAS, the Company is or may hereafter become obligated under the Plans (as hereinafter defined), to make payments to certain of its officers and key employees ("Participants"), or the beneficiaries thereof (such Participants and beneficiaries being hereinafter collectively referred to as "Beneficiaries");

                  WHEREAS, such Company obligations are not funded or otherwise secured; and

                  WHEREAS, for purposes of assuring that payment of such Company obligations will not improperly be withheld in the event of a Material Change (as hereinafter defined), the Company desires to deposit with the Trustee, subject only to the claims of the Company's existing or future creditors, assets sufficient to enable the Trustee to make such payments as they may become due and payable;

                  NOW THEREFORE, in consideration of the mutual agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:


                                       ARTICLE I
                        TRUST, TRUSTEE AND TRUST FUND

                  Section 1.1. Trust. This Agreement and the trust evidenced hereby, as amended and supplemented from time to time, shall be known collectively as the Wallace Computer Services, Inc. Benefit Trust (the "Trust").

                  Section 1.2. Trustee. The Northern Trust Company, an Illinois corporation, of Chicago, Illinois, is hereby designated as the Trustee of the Trust, to receive, hold, invest, administer and distribute the Fund (as hereinafter defined) in accordance with the provisions of this Agreement for the exclusive purpose of providing benefits to the Beneficiaries under the Plans (as hereinafter defined).

                  Section 1.3. Trust Fund. All cash, marketable securities and other property delivered by the Company to the Trustee hereunder, together with all other assets held in the Trust by the Trustee, are hereinafter called the "Fund." Except as herein otherwise provided, title to the Fund shall at all times be vested in the Trustee, subject to the right of the Trustee to hold title to particular assets in bearer form or in the name of a nominee or nominees; and the interest of the Beneficiaries in the assets of the Fund shall be limited to the right to have such assets received, held, invested, administered and distributed by the Trustee in accordance with the provisions of the Trust.

                  Section 1.4. Irrevocability of Trust. The Trust shall not be subject to revocation, amendment or modification, except as provided in Section 9.1.

                  Section 1.5. Delivery of Funds. (a) Concurrently with the execution and delivery of this Agreement, the Company has delivered to the Trustee such amount of cash, marketable securities or other property as they may agree, to be held in the Fund.

                  (b) The Company shall deliver to the Trustee such amount of cash or marketable securities as the Company deems necessary, in its sole discretion, to fund amounts of required contributions under the Plans.

                  (c) Immediately after the occurrence of a Material Change, the Company shall deliver to the Trustee, to be held in the Fund, cash or marketable securities or other property having a fair market value (or any combination thereof) equal to the amounts which are required to be contributed by the Plans.

                  Section 1.6. The Plans. For purposes of this Agreement, the terms "Plans" shall refer to the Wallace Computer Services, Inc. 1990 Deferred Compensation/Capital Appreciation Plan, the Wallace Computer Services, Inc. 1991 Deferred Compensation/Capital Appreciation Plan, the Wallace Computer Services, Inc. 1993 Deferred Compensation/Capital Accumulation Plan, the Wallace Computer Services, Inc. 1994 Deferred Compensation/Capital Accumulation Plan, the Wallace Computer Services, Inc. 1995 Deferred Compensation/Capital Accumulation Plan. At any time prior to a Material Change (as hereinafter defined), the Company may, by written notice to the Trustee, cause additional plans or agreements to become Plans subject to this Agreement. Upon and after a Material Change, the Company may not add any additional plans or agreements to this Agreement, unless the Trustee consents in writing to any such addition.

                  The Plans are intended to be unfunded and maintained primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employees within the meaning of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). The existence of this Trust is not intended to alter this characterization of the Plans.

                  The Company or the Committee (as defined in the Plans) shall provide to the Trustee any and all amendments, supplements or other documentation with regard to the Plans, including the adoption of any additional or successor plan. The Company further agrees to provide, or cause the Committee to provide, to the Trustee any and all pertinent information regarding the obligations of the Trustee to the Beneficiaries hereunder. The Trustee's duties and responsibilities shall be defined by this Trust Agreement without any reference to any Plan or other agreement.

                  Section 1.7. Subtrusts. The Trustee shall establish (i) a separate subtrust (a "Subtrust") for each Plan to which the Trustee shall credit contributions it receives which are earmarked for that Plan and Subtrust and
(ii) if directed by the Company, a separate Subtrust to which the Trustee shall credit contributions it receives which are earmarked to a special reserve for payment of future fees and expenses of the Trustee and future Trust fees and expenses for legal and administrative proceedings. Each Subtrust shall reflect an undivided interest in assets of the Fund and shall not require any segregation of particular assets. When Subtrusts are established, all contributions shall be designated by the Company for a particular Subtrust; provided that any contribution received by the Trustee which is not designated by the Company for a particular Subtrust shall be allocated among the Subtrusts as the Trustee may determine in its sole discretion.

                  Upon delivery of any contributions to the Trust, the Company or the Committee may designate the amount thereof allocable to any participant in any Plan. If such designation is made, the Trustee shall establish an Account on behalf of such participant. When such Accounts are established, they shall thereafter be treated as Subtrusts for purposes of this Agreement.

                  Unless otherwise directed by the Company or the Committee, (i) the Trustee shall allocate investment earnings and losses and expenses of the Fund among the Subtrusts and Accounts in such manner as the Trustee determines in its discretion to be necessary to provide an equitable allocation of any change in the value of the adjusted net worth of the Fund and (ii) the assets allocated to a particular Subtrust for a Plan or Account for a participant may not be utilized to provide benefits or pay expenses under any other Plans until all benefits under such Plan have been paid in full.


                                   ARTICLE II
                       AUTHORIZED COMPANY REPRESENTATIVES

                  The Company shall furnish the Trustee the name and specimen signature of each person upon whose certification of any calculation, decision or direction of the Company or the Committee the Trustee is authorized to rely. Until notified of a change in the identity of such person or persons, the Trustee shall act upon the assumption that there has been no such change.

                                   ARTICLE III
                                 MATERIAL CHANGE

                  Section 3.1. Definition of Material Change. For the purpose of this Agreement, a "Material Change" of the Company shall mean:

                           (a) the acquisition (in one or more transactions) of beneficial ownership of thirty-five percent (35%) or more of the outstanding shares of common stock of the Company by any person or entity (or by any group of persons or entities acting in concert for the purpose of acquiring, voting, holding or disposition of the Company's common stock);

                           (b) individuals who, as of September 6, 1995, constitute the Board of Directors of the Company (the "Incumbent Board") cease for any reason to constitute at least a majority of such Board; provided, however, that any individual who becomes a member of the Board of Directors of the Company subsequent to such date whose election, or nomination for election by the stockholders of the Company, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be deemed to be a member of the Incumbent Board; and provided further, that no individual whose election or initial assumption of office as a director of the Company occurs as a result of an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Securities Exchange Act of 1934, as amended) with respect to the election or removal of directors, or any other actual or threatened solicitation of proxies or consents by or on behalf of any person other than the Board of Directors of the Company, shall be deemed to be a member of the Incumbent Board; or

                           (c) the occurrence of any other event or state of facts that the Board of Directors of the Company may determine (by the adoption of a resolution) has, does, or would constitute a "Material Change" for the purposes of this Section 3.1.


                  Section 3.2. Notification by Company. The Company shall notify the Trustee in writing of the occurrence of a Material Change; and the Trustee may rely on such notice or on any other notice or knowledge, satisfactory to the Trustee, as to whether a Material Change shall have occurred. The Trustee also may from time to time request that the Company confirm or deny in writing to the Trustee that a Material Change shall have occurred, to which the Company shall respond in writing within three business days after its receipt. The Company's failure to respond within one business day after such request is delivered to the Company shall be deemed to constitute confirmation of the occurrence of a Material Change. The Trustee shall not be under any duty to make any investigation as to whether a Material Change has occurred.

                                   ARTICLE IV
                     RETURNS AND DISTRIBUTIONS FROM THE FUND

                  Section 4.1. Return of Trust Assets to the Company. (a) If any excess assets remain in the Trust, or a Subtrust, as the case may be, after the Company's obligations to pay benefits and applicable expenses under a Plan have been satisfied, then such excess assets shall be transferred pro rata, based on relative balances, to the remaining Subtrust(s).

                  (b) Any expense (including any expense of the Trustee) incurred by the Trustee in investing the Fund shall be for the account of the Company, and the Company shall promptly upon written notice from the Trustee, reimburse the Fund for any such expense, except to the extent, if any, that any such expense constitutes a payment to a Beneficiary pursuant to a benefit designation or has been applied to reduce an amount payable to the Company pursuant to Section 1.5.

                  (c) If the Company shall become Insolvent (as hereinafter defined), the Trustee shall immediately cease distributions from the Fund pursuant to Section 4.2 and shall hold the Fund for the benefit of the Company's general creditors. For purposes of the Trust, the Company shall be deemed to be "Insolvent" and an "Insolvency" shall be deemed to have occurred if:

                  (i) the Company shall (A) be generally not paying its debts as they become due, (B) file, or consent by answer or otherwise to the filing against it of, or fail to controvert in a timely manner, a petition for relief, reorganization or arrangement under, or any other petition in bankruptcy or for liquidation under, or to take advantage of, any bankruptcy or insolvency law of any jurisdiction, (C) make an assignment for the benefit of its creditors, (D) consent to the appointment of a custodian, receiver, trustee or other officer with similar powers of itself or of any substantial part of its property,
         (E) be adjudicated insolvent or be liquidated in any insolvency proceeding or (F) take corporate action for the purpose of any of the foregoing; or

                  (ii) a court or governmental authority of competent jurisdiction shall enter an order appointing, without consent by the Company, a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property; or an order for relief shall be entered in any case or proceeding for liquidation or reorganization or otherwise to take advantage of any bankruptcy or insolvency law of any jurisdiction, or ordering the dissolution, winding-up or liquidation of the Company; or if any petition for any such relief shall be filed against the Company and such petition shall not be dismissed within 30 days.

The Trustee shall, if ordered by a court of competent jurisdiction, distribute the assets of the Trust as such court may direct to pay the claims of creditors without regard to the amount of other assets of the Company available to pay such claims.

                  The Company shall notify the Trustee immediately after the occurrence of any event of Insolvency, as specified in the preceding paragraph. If the Trustee shall receive any written allegation (other than from the Company) that the Company is Insolvent, it shall immediately suspend distributions from the Fund pursuant to Section 4.2 and shall, within five days of the receipt of such allegation, request a written confirmation or denial by the Company, under oath, of such allegation. The Trustee shall not resume such distributions if the Company is Insolvent, but the Trustee shall resume such distributions if the Company confirms that it is not Insolvent. In the absence of such notification or allegation, the Trustee shall be entitled, but shall not be required, to make its own determination as to whether the Company has become Insolvent based on information available to it, but the Trustee shall not be under any duty to make any investigation as to the Insolvency or financial status of the Company.

                  Section 4.2. Distributions to Beneficiaries. The Trustee shall make distributions to the Beneficiaries in the amounts and at the times specified in writing by the Company or the Committee to the Trustee. In addition, any individual (a "Claimant") may claim the right to receive payment of benefits under the Plan from the Trust by so notifying the Trustee in writing. Such notice shall set forth (i) the specific provisions of the Plan or Plans under which such Claimant believes he is entitled to benefits and (ii) the facts which support such claim. The Trustee shall, within three business days after receipt of such claim, notify the Committee in writing requesting directions from the Committee regarding what payments, if any, are to be made to such Claimant. If, within ten business days after the giving of such notice to the Committee, the Trustee shall not have received from the Committee a written statement setting forth the particular provision of the Plan which provides the basis for the denial of the claim and the other facts relied upon as basis for such denial, the claimant shall be conclusively deemed to be entitled to the benefits claimed, and the Trustee shall commence making payments to the claimant in the amount set forth in such notice. The Committee shall not direct the Trustee to withhold all or any part of a requested payment to such Claimant unless such direction shall contain a statement, under oath, of the Chief Executive Officer of the Company, (x) acknowledging such Claimant's entitlement to benefits under the Plans and payment from the Trust, but setting forth facts relating to the computation of such benefits and payments to such Claimant different from those set forth in the claim, in which event the Trustee shall pay the amounts so computed by the Committee; (y) denying such Claimant's entitlement to benefits under both of the Plans and payment from the Trust, and setting forth the specific provisions of the Plans and facts supporting such denial; or (z) stating that the Company has made all such required payments directly to the Beneficiary, accompanied by evidence of such payments. The Trustee shall not follow any direction by the Committee pursuant to the preceding sentence to the extent such direction is based upon the absence of a deduction for tax purposes of all or a portion of the benefits claimed by such Claimant under the Plans. The Trustee shall not follow any direction by the Committee pursuant to clause (y) of such sentence unless it shall be accompanied by a written opinion of independent legal counsel not regularly retained by the Company that, as a matter of law, such Claimant is not entitled to any benefits under either Plan or payment from the Trust; provided, however, such opinion cannot be based upon the basis that either Plan or this Agreement is not a legal, valid and binding contract enforceable against the Company (or any successor thereto) or upon the basis of any amendment to any Plan made after such Claimant has become vested under the applicable Plans. The Committee shall not direct the Trustee to withhold any payment or to reduce the amount of any payment to any Claimant on account of any amount alleged to be owed by such Claimant, whether to the Company or any other person.

                  Section 4.3. Non-Duplication of Benefits. Neither the creation of the Trust nor the transfer of cash or marketable securities by the Company to the Trustee shall to any extent release the Company from its obligation to pay or cause to be paid all benefits to which any person is entitled under the Plans, except any payment of benefits by the Trustee to any person shall be deemed to constitute payment by the Company and shall satisfy the obligation of the Company to pay the benefits so paid by the Trustee. The Trustee and the Company (or the Committee) shall each advise the other in writing of the payment of any benefits paid pursuant to any Plan to the end that there shall be no duplicate payment.

                  Section 4.4. Withholding of Taxes. The Trustee shall, upon written direction from the Committee, withhold from any distribution which it is required to make hereunder such sum as the Committee may reasonably estimate to be necessary to cover any taxes for which the Company may be liable with respect to such distribution. The Trustee shall forward any withheld amounts to the Company, and the Company shall be responsible for (i) paying to the appropriate taxing authority all income and employment taxes so withheld; (ii) furnishing to each person receiving a distribution from the Trust appropriate tax information respecting such distribution and withholding (if any); and (iii) preparing and filing all information reports or returns required to be filed. Upon discharge or settlement of such tax liability the Trustee shall distribute the balance of such sum, if any, to the distributee from whose distribution it was withheld, or if such distributee is then deceased, to such other person as the Committee shall direct. Prior to making any distribution hereunder the Trustee may require such releases or other documents from any taxing authority, or may require such indemnity and surety bond, as the Trustee shall reasonably deem necessary for its protection.

                  Section 4.5. Interests Nonassignable. No right or interest of any Beneficiary or distributee to receive distributions from the Trust shall be assignable or transferable in whole or in part, either directly, by operation of law or otherwise, including, but not by way of limitation, execution, levy, garnishment, attachment, pledge or bankruptcy, but excluding devolution by death or mental incompetency; and no right or interest of any Beneficiary or distributee to receive distributions from the Trust shall be liable for, or subject to, any obligation or liability of such Beneficiary or distributee, including claims for alimony or the support of any spouse.


                                    ARTICLE V
                               INVESTMENT OF FUND

                  Contributions by the Company to the Trust may be in the form of cash, marketable securities, life insurance policies or other property acceptable to the Trustee. Assets transferred to the Trust by the Company in the form of property other than cash may be held by the Trustee in kind, or, if the Trustee reasonably determines that funds are needed to make payments hereunder, may be sold by the Trustee. The Trustee is expressly empowered to borrow (as directed by the Company) against the cash surrender value of any life insurance policy for the purpose of paying premiums on life insurance policies or for the payment of benefits, whether or not such premiums or benefit payments are for the benefit of the individual insured by such policy.

                  Cash paid to the Trustee shall be invested as the Trustee shall determine. The Trustee may not invest directly in securities (including stock or rights to acquire stock) or obligations issued by the Company or its affiliates or in other real or personal property of the Company or its affiliates. The Company shall have the power to reacquire part or all of the assets held in the Fund at any time by simultaneously substituting for it other readily marketable property of equivalent value, net of any estimated costs of disposition. The Trustee shall not be liable as a result of its retaining any investment, nor for any loss to or diminution of the Trust assets resulting from any such action.


                                   ARTICLE VI
                          POWERS AND RIGHTS OF TRUSTEE

                  Section 6.1. Trustee's Powers. The Trustee shall have the following powers and rights, in addition to those vested in it elsewhere in this Agreement or by law:

                  (i) to retain any marketable securities transferred to the Trustee, irrespective of the extent of diversification or any law or rule of court concerning trust investments, or to sell any such securities;

                  (ii) to cause any assets to be held or registered in the Trustee's name individually, in the name of a nominee or in such other form as the Trustee deems best, in each case without disclosing the Trust relationship and without retaining possession and control of the assets so held or registered;

                  (iii) to vote in person or by general or limited proxy, or refrain from voting, any securities for any purpose in the event that such securities shall be entitled to vote with respect to any matter; to exercise or sell any conversion rights; to consent to and join in or oppose any reorganization, consolidation, merger, recapitalization, spin-off, combination or any other change in the corporate structure of the issuer of any securities held by the Trustee or any exchange of such securities for other securities or cash, and in connection therewith to deposit and accept and hold other securities or cash received therefor;

                  (iv) to employ agents, attorneys, accountants, actuaries, brokers, custodians and proxies and to delegate to them such powers as the Trustee deems advisable;

                  (v) to contest, prosecute, compromise or abandon claims or other charges in favor of or against the Trust, and the Company shall indemnify the Trustee against all expenses and liabilities sustained or anticipated by it by reason thereof;

                  (vi) to perform other acts necessary or appropriate for the proper administration of the Trust, execute and deliver necessary instruments and give full receipts and discharges; and

                  (vii) to interpret the terms and provisions of the Trust, to establish and revise rules and regulations relating to the Trust and to make any other determinations that it believes are necessary or advisable for the administration of the Trust.

                  Section 6.2. Advice of Counsel. The Trustee may consult with legal counsel, who may be counsel for the Company, independent actuaries, who may be regularly retained by the Company, independent public accountants who may be regularly retained by the Company, or other experts in respect of any of its rights, powers, duties or obligations hereunder, and shall be fully protected in relying on the advice of such counsel, actuaries, accountants or other experts.

                  Section 6.3. Indemnification of Trustee. The Trustee shall be indemnified and held harmless by the Company from and against any and all liability to which the Trustee shall be subjected by reason of carrying out its duties and obligations under the Trust, including all expenses reasonably incurred in its defense if the Company shall fail to provide such defense, other than any liability arising out of the Trustee's negligence or willful misconduct. The Trustee shall be fully protected in relying upon any notice given hereunder which it in good faith believes to be genuine and executed and delivered in accordance with this Agreement.

                  Section 6.4. Compensation and Expenses. The Trustee shall be entitled to such reasonable compensation as may be agreed upon from time to time by the Company and the Trustee. The Trustee is authorized and directed to pay from the Fund all costs and expenses incurred in administering the Fund, including the compensation, fees and expenses of the Trustee, the fees of counsel for the Trustee and other administrative expenses to the extent such expenses are not paid by the Company.


                                   ARTICLE VII
                       ACCOUNTS AND REPORTS OF THE TRUSTEE

                  Section 7.1. Records and Accounts of the Trustee. The Trustee shall maintain accurate and detailed records and accounts of all transactions of the Trust and make them available at all reasonable times for inspection or audit by any person designated by the Company or the Committee. At the direction of the Company or the Committee, the Trustee shall submit to the independent accountants for the Company and to others designated by the Company or the Committee such valuations, reports or other information as any of them may reasonably require.

                  Section 7.2. Cash Basis of Accounts. All accounts of the Trustee shall be kept on a cash basis.

                  Section 7.3. Fiscal Year. The fiscal year of the Trust shall be the same as the fiscal year of the Company; and if the Company shall notify the Trustee that the Company has changed its fiscal year, the Trustee shall take the necessary steps to change the fiscal year of the Trust to correspond therewith.

                  Section 7.4. Annual Report. As soon as practicable after the end of each fiscal year of the Trust and after the effective date of the removal or resignation of the Trustee, the Trustee shall file with the Company a written report setting forth all transactions with respect to the Fund during such fiscal year or during the period from the end of the last fiscal year to the date of such removal or resignation and listing the assets of the Fund and the market values thereof as of the last business day of the period covered by such report.

                  Section 7.5. Approval of Reports. Upon the receipt by the Trustee of the Company's written approval of any report delivered pursuant to
Section 7.4, or upon the expiration of three months after delivery of any such report to the Company, such report (as originally filed if no objection shall have been timely made by the Company, or as adjusted pursuant to agreement between the Company and the Trustee) shall be deemed to be final, except as to such matters, if any, specified by written objections theretofore delivered to the Trustee by the Company regarding which the Trustee has not yet given an explanation or made adjustments satisfactory to the Company, and the Trustee shall be released and discharged as to all matters set forth in such report (other than any unresolved matters set forth in such written objections) to the same extent as though such report has been settled and allowed by a decree of a court having competent jurisdiction regarding such report, the Trustee and the Company. The Trustee, nevertheless, shall have the right to have its accounts and reports settled by judicial proceedings if it so elects, in which event the Company and the Trustee shall be the only necessary parties (although the Trustee may also join such other parties as it may deem appropriate).


                                  ARTICLE VIII
               REMOVAL, RESIGNATION AND SUCCESSION OF THE TRUSTEE

                  Section 8.1. Removal. The Company, by resolution of its board of directors, may remove the Trustee at any time, such removal to take effect upon the effective date of the appointment of a successor Trustee as hereinafter provided by giving 30-days' prior written notice to the Trustee.

                  Section 8.2. Resignation. The Trustee may resign by delivering to the Company a written resignation to take effect upon the effective date of the appointment of a successor Trustee as hereinafter provided.

                  Section 8.3. Appointment, Qualifications and Powers of Successor Trustee. The Company shall appoint as a successor Trustee, by resolution of the board of directors of the Company, a bank or trust company having the requisite corporate trust powers to act as the Trustee, provided such bank or trust company shall have capital stock and surplus at the time of such appointment of not less than $250,000,000. Each successor Trustee shall have all the rights, powers, title, discretion, obligations, duties and immunities given to, or acquired by, the original Trustee. The legal title to the assets of the Fund shall be and remain vested in the Trustee from time to time acting hereunder without any transfer or conveyance to, by or from any succeeding or retiring Trustee. No successor Trustee shall be liable for the acts or omissions of any prior Trustee or be obligated to examine the accounts, acts or omissions of any prior Trustee. Upon the appointment of a successor Trustee, the removed or resigning Trustee shall transfer and deliver the assets of the Trust Fund to such successor after reserving such reasonable amounts as it shall deem necessary to provide for any expenses, fees, taxes then or thereafter chargeable against the Trust Fund.

                  Section 8.4. Changes in Organization of Corporate Trustee. In the event that any Trustee hereunder shall be converted into, shall merge or consolidate with, or shall sell or transfer substantially all of its corporate trust business to, another bank or trust company qualified to act hereunder, the bank or trust company resulting from such conversion, merger or consolidation, or to which such sale or transfer shall be made, shall thereupon become and be the Trustee hereunder with the same effect as though originally named herein.


                                   ARTICLE IX
                            AMENDMENT OR TERMINATION

                  Section 9.1. Authority to Amend or Terminate. The board of directors of the Company shall have the right at any time and from time to time to amend the Trust in any manner, in whole or in part, or to terminate the Trust; provided, however, that no such amendment shall change the duties or liabilities of the Trustee without its written consent; and provided further, that no amendment or termination shall be made which would in any manner diminish or otherwise adversely affect the rights of Beneficiaries or Claimants under Article IV or provide for the distribution of the Fund to the Company under circumstances other than those described in Article IV.

                  Section 9.2 Method of Making Amendment. Each amendment of the Trust shall be made by delivery to the Trustee of a written instrument setting forth such amendment duly executed by the Company, together with a certified copy of a resolution of the board of directors of the Company authorizing the execution of such written instrument. Such written instrument (with the consent to the Trustee endorsed thereon, if its duties or liabilities are changed thereby) shall constitute the instrument of amendment.

                  Section 9.3. Termination of Trust. Termination of the Trust shall occur when the Trustee shall cease to hold any assets hereunder.


                                    ARTICLE X
                                  MISCELLANEOUS

                  Section 10.1. Protection of Persons Dealing with Trustee. No person, other than the Company, dealing with the Trustee shall be required or entitled to examine the application of any money paid or property delivered to the Trustee, or to determine whether or not the Trustee is acting pursuant to authority granted to it hereunder or to authorizations or directions herein required.

                  Section 10.2. Tax Status of Trust. The Trust is intended to be a trust the assets of which are deemed to be owned for federal income tax purposes by the Company as grantor pursuant to subpart E, part I, subchapter J, chapter 1, subtitle A of the Internal Revenue Code of 1986, as amended. Until advised otherwise, the Trustee may conclusively assume that the Trust is not subject to federal income tax.

                  Section 10.3 No Interest in Company Given by Trust. Neither the creation of the Trust nor anything contained in this Agreement shall be construed as giving any person or employee of the Company any equity or interest in any assets (other than the Fund), business or affairs of the Company or any right to continue in the employ of the Company.

                  Section 10.4. Gender and Plurals. Words in the masculine gender shall include the feminine gender, and, unless the context otherwise requires, words in the singular shall include the plural and words in the plural shall include the singular.

                  Section 10.5. Governing Law. This Agreement and the Trust shall be governed by, and construed in accordance with, the internal laws (as opposed to conflict of law provisions) of the State of Illinois.


                                   ARTICLE XI
                                    EXECUTION

                  This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                  IN WITNESS WHEREOF, the Company and the Trustee, to evidence the establishment of the Trust, have each caused the Trust to be signed by their duly authorized officers.

                                           WALLACE COMPUTER SERVICES, INC.

                                           By
                                             -----------------------------------
                                           Title
                                                --------------------------------
                                           Date                        , 199
                                                ------------------------     ---


ATTEST:

--------------------------------
Title
     ---------------------------


                                           THE NORTHERN TRUST COMPANY

                                           By
                                             -----------------------------------
                                           Title
                                                --------------------------------
                                           Date                        , 199
                                                ------------------------     ---


ATTEST:

--------------------------------
Title
     ---------------------------